SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2005

TASKER CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-32019	88-0426048
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

39 Old Ridgebury Road, Suite 14, Danbury, CT 06810-5116

(Address of principal executive offices, including zip code)

(203) 730-4350

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No.1 on Form 8-K/A amends and restates Item 9.01 of the Current Report on Form 8-K previously filed by the Registrant with the Securities and Exchange Commission on July 21, 2005 to include (1) historical financial statements of the companies from which the Registrant and its wholly owned subsidiary, Tasker Products IP Holdings Corp., acquired the assets acquired in the acquisition disclosed therein and (2) pro forma financial information, in each case as required by Item 9.01 of Form 8-K with respect to such acquisition.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited combined balance sheet of pHarlo Citrus Technologies, Inc., Indian River Labs, LLC, pHarlo Citrus Properties Partnership, LLLP, Coast to Coast Laboratories, LLC, pHarlo USA, Inc., and pHarlo of Brevard, Inc. as of December 31, 2004, and the related combined statements of operations, capital deficiency, and cash flows for the years ended December 31, 2004 and 2003 with the report of Rothstein, Kass & Company, P.C., independent registered public accountants to the Registrant, are included as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma combined condensed balance sheet as of March 31, 2005 and unaudited pro forma combined condensed statements of operations for the year ended December 31, 2004 and the three month period ended March 31, 2005 giving effect to the Registrant’s acquisition of certain assets from pHarlo Citrus Technologies, Inc., Indian River Labs, LLC, pHarlo Citrus Properties Partnership, LLLP and Coast to Coast Laboratories, LLC are included as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(c) Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Exhibit Description
*2.1	Asset Purchase Agreement by and among Tasker Capital Corp. and Tasker Products IP Holdings Corp. (as “Buyers”) and Indian River Labs, L.L.C., pHarlo Citrus Technologies, Inc., pHarlo Citrus Properties Partnership, LLLP and Coast to Coast Laboratories, LLC (as “Sellers”) dated July 15, 2005.

*4.1	Cummins Lock-Up Agreement dated July 15, 2005.

*4.2	Creasey Lock-Up Agreement dated July 15, 2005.

*4.3	Dickinson Lock-Up Agreement dated July 15, 2005.

*4.4	Smith Lock-Up Agreement dated July 15, 2005.

*10.1	Promissory Note executed by Tasker Capital Corp. to Indian River Labs, L.L.C. dated July 15, 2005.

*10.2	Patent and Technology Sublicense Agreement made as of July 15, 2005 by and among pHarlo IP, LLC, Tasker Capital Corp. and Tasker Products IP Holdings Corp.

99.1	Audited combined balance sheet of pHarlo Citrus Technologies, Inc., Indian River Labs, LLC, pHarlo Citrus Properties Partnership, LLLP, Coast to Coast Laboratories, LLC, pHarlo USA, Inc., and pHarlo of Brevard, Inc. with the report of Rothstein, Kass & Company, P.C., independent registered public accountants to the Registrant.

99.2	Unaudited pro forma combined condensed balance sheet as of March 31, 2005 and unaudited pro forma combined condensed statements of operations for the year ended December 31, 2004 and the three month period ended March 31, 2005 giving effect to the Registrant’s acquisition of certain assets from pHarlo Citrus Technologies, Inc., Indian River Labs, LLC, pHarlo Citrus Properties Partnership, LLLP and Coast to Coast Laboratories, LLC.

99.3	Consent of Independent Registered Public Accounting Firm.

*	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TASKER CAPITAL CORP.
(Registrant)

By:	/s/ Robert P. Appleby
Robert P. Appleby
President and Chief Executive Officer

Date: September 30, 2005